Freedman, Levy, Kroll & Simonds


                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses contained in Post-Effective Amendment No. 2 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-96115).




Washington, D.C.
June 19, 2000